UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36589	74-2781950
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WHLM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Wilhelmina International, Inc. (the “Company”) was held on June 9, 2020. Of the 5,157,344 shares of common stock of the Company entitled to vote at the meeting, 4,108,941 shares were represented at the Annual Meeting in person or by proxy.

Proposal No. 1 – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Against Or Withheld	Abstentions and Broker Non-Votes
Mark E. Schwarz	2,690,642	19,546	1,398,753
Clinton J. Coleman	2,692,052	18,136	1,398,753
James A. Dvorak	2,690,297	19,891	1,398,753
Horst Dieter-Esch	2,466,097	244,091	1,398,753
Mark E. Pape	2,692,052	18,136	1,398,753
James C. Roddey	2,459,692	250,496	1,398,753
Jeffrey R. Utz	2,469,684	240,504	1,398,753

Proposal No. 2 – Advisory Resolution to Approve Executive Compensation

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2020 Proxy Statement, including the compensation tables and narrative discussion.”

At the Annual Meeting, 2,685,865 shares were voted in favor of the Say-On-Pay Resolution; 22,877 shares were voted against the Say-On-Pay Resolution; 1,446 shares abstained from voting; and there were 1,398,753 broker non-votes on the Say-On-Pay Resolution.

Proposal No. 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders were also asked to ratify the selection of Baker Tilly Virchow Krause, LLP (“BT”) as the independent auditors of the Company for fiscal 2020. At the Annual Meeting, 4,097,478 shares were voted in favor of ratifying the selection of BT; 4,352 shares were voted against ratifying the selection of BT; and 7,111 shares abstained from voting on ratifying the appointment of BT.

Other Matters

No other matters were voted on at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 11, 2020	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ James A. McCarthy
		Name:	James A. McCarthy
		Title:	Chief Financial Officer